UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3150

Date of fiscal year end:	10/31/22

Date of reporting period:	11/01/21 - 10/31/22

Item 1 - Attach shareholder report

Item 2 -	CODE OF ETHICS.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 -	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 -	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2022	10/31/2021

Audit Fees	$15,650	$14,950

Audit-Related Fees	$0	$0
Tax Fees	$2,150	$2,100
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 -	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 -	INVESTMENTS

Item 6(a)	-The list of investments is included in the shareholder report.

Item 6(b)	-Not applicable.

Item 7 -	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 -	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 -	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM- 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

Item 11(a) -	The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) -	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 -	EXHIBITS.

(a)(1)	Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2002 with Accession Number 0001038199-02-000005).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.

Date: December 22, 2022

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Annual Report

October 31, 2022

1

Management’s Discussion of Fund Performance

December 22, 2022

Dear Fellow Shareholders:

We are very proud to present the October 31, 2022 Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

As we hinted at in the October 2021 Annual Report, this past year saw the broader markets decline significantly as inflation and a stagnant economy took its toll. While not official because of a change in definition, with two straight quarters of negative GDP we would normally classify what we’ve been going through as a recession.

As you can see from this statement, our funds have weathered this tumult quite well. We have not experienced as much downside as the markets, which are down double digits and touched bear market territory. Indeed, not only has the year-over-year loss in the Unrestricted Series been limited to single digits, the Greater Western New York Series, is nearly at break-even.

In the Unrestricted Series, the top performing stocks included Meridian Bioscience, Consolidated Water, and Reliance Steel & Aluminum. Among the laggards were Warner Brothers Discovery, Adobe, and Zumiez. Despite the falling markets, more than 40% of the stocks in the portfolio were positive.

During the fiscal year, in the Greater Western New York Series, Northrup Grumman, Manning & Napier, and Bristol-Myers Squibb led the way. Columbus McKinnon, Integer Holdings, and Graham gave back the most during the fiscal year. Half the stocks in the portfolio remained positive through the year.

There’s no doubt now that those who said inflation “didn’t exist,” “is only temporary,” and “won’t impact the economy” were wrong. Worse, attempts to address it by slapping on 1970s era policies with addressing its root cause have proved mistaken. The result has been a vicious cycle of a real-world economic downspin.

Again, there is hope, sort of. In many areas, prices will remain high, but year-over-year comparisons will give the appearance that we are “solving” inflation. Longer-term inflationary comparisons will continue to look bad. And if we begin to see wage inflation, then all bets are off.

There is good news, and it helps explain why our fund portfolios have done so well compared to the markets. Declining stock prices have taken the bloom off the rose of various investing fads and marketing movements (e.g., “meme” stocks and ESG), which have all but ignored serious fundamental analysis for other priorities.

The return to fundamental analysis means investors are more interested in making money than making a statement. This bodes well for the value style of investing. The bottom line: Don’t be surprised to see more ups and downs as we go forward. But that’s exactly how we like it because it gives us (and you) our best advantage.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Christopher Carosa, CTFA

President

Bullfinch Fund, Inc.

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the Bullfinch Fund from 10/31/12 to 10/31/22. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc.	Value Line	Bullfinch Fund Inc.	Value Line
Unrestricted Series (Solid) vs.	Geometric Index (Dashed)	Greater WNY Series (Solid) vs.	Geometric Index (Dashed)

Year ending 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19 10/20 10/21 10/22	Year ending 10/12 10/13 10/14 10/15 10/16 10/17 10/18 10/19 10/20 10/21 10/22

Annualized			Annualized
Returns Ending	Bullfinch Fund Inc.	Value Line	Returns Ending	Bullfinch Fund Inc.	Value Line
10/31/2022	Unrestricted Series	Geometric Index	10/31/2022	Greater WNY Series	Geometric Index

One – Year	-9.24%	-19.47%	One – Year	-2.81%	-19.47%
Five – Year	+5.06%	-1.84%	Five – Year	+4.02%	-1.84%
Ten – Year	+7.90%	+3.43%	Ten – Year	+6.18%	+3.43%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Unrestricted Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Unrestricted Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Unrestricted Series as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Unrestricted Series since 2016.

Rochester, New York

December 21, 2022.

4

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $6,576,731	$10,841,468

Cash & Cash Equivalents	511,996

Accrued Interest and Dividends	15,032

Prepaid Expenses	242

Total Assets	11,368,738

LIABILITIES

Accrued Expenses	17,327

Due to Investment Adviser	9,529

Total Liabilities	26,856

NET ASSETS

Net Assets at October 31, 2022	$11,341,882

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$10,738,323

Total Distributable Earnings	603,559

Net Assets (Equivalent to $23.47 per share based on 483,163.560 shares of stock outstanding)	$11,341,882

The accompanying notes are an integral part of these financial statements.

5

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2022

	Shares	Historical Cost	Fair Value
Level 1 - Common Stocks – 74.58%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers - Software – 11.36%
Adobe Inc.*	1,100	$28,660	$350,350
Microsoft Corp.	2,200	50,534	510,686
Oracle Corp.	5,500	56,122	429,385
		135,316	1,290,421

Medical Products and Supplies - 10.86%
Bristol-Myers Squibb Co.	7,100	359,371	550,037
Edwards Lifesciences*	3,300	52,806	239,019
Johnson & Johnson	2,400	136,714	417,528
Medtronic PLC	300	22,701	26,202
		571,592	1,232,786

Commercial Services - 4.95%
Paychex, Inc.	4,750	130,496	561,972

Computers - Networking - 4.28%
Cisco Systems, Inc.	10,700	160,238	486,101

Steel – 4.26%
Reliance Steel & Aluminum Co.	2,400	184,673	483,552

Insurance – 4.04%
Arthur J Gallagher & Co	2,450	56,880	458,346

Building & Related – 3.92%
Meritage Homes Corp.*	5,850	246,488	445,536

Biotech – 3.89%
Meridian Bioscience Inc.*	13,800	249,015	441,186

Utilities – Natural Resources – 3.80%
Consolidated Water Co. Ltd.	23,500	276,520	431,460

Retail – Specialty – 3.49%
CVS Health Corp.	3,050	170,752	288,835
Zumiez Inc.*	4,800	105,530	107,664
		276,282	396,499

Tobacco Products – 3.32%
Universal Corp.	7,450	297,131	377,045

Electronics Components - 3.03%
Avnet, Inc.	8,550	340,527	343,624

	Shares	Historical Cost	Fair Value
Level 1 - Common Stocks – 74.58%

Electrical Equipment - 2.07%
Corning Inc.	7,300	$66,773	$234,841

Telecommunications – 1.92%
AT&T Inc.	4,400	121,236	80,212
Verizon Communications, Inc	3,700	180,520	138,269
		301,756	218,481

Aerospace – 1.72%
AAR Corporation*	4,400	83,191	195,008

Semiconductors - 1.67%
Intel Corp.	5,000	85,564	142,150
Xperi Inc.*	3,420	90,148	47,777
		175,712	189,927

Industrial Services – 1.64%
Expeditors Int’l Washington	1,900	61,567	185,915

Retail - General – 1.57%
Amazon.com Inc.*	1,740	159,645	178,246

Computers - Hardware – 1.21%
Western Digital Corp.*	4,000	187,535	137,480

Media - 0.96%
Adeia Inc.	8,550	108,242	95,589
Warner Brothers Discovery*	1,064	37,186	13,832
		145,428	109,421

Pharmaceuticals -0.48%
Viatris Inc.	5,350	83,781	54,196

Railroads -0.14%
Wabtec Corp.	171	13,348	15,951

Total Investments in Common Stocks		4,203,894	8,467,994

Level 1 – Cash & Equivalents – 4.51%
Schwab Bank - 4.51%		511,996	511,996
Bank Sweep Interest Rate .40%

Level 2 – Short Term Instruments – 20.91%
US Treasury Bill – 20.91%		2,372,837	2,373,474
Due 02/07/23 0.00%

Total Invested Assets		$7,088,727	$11,353,464

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2022

Table of Industries

Industry	Fair Value	Percent

Aerospace	$195,008	1.72%
Biotech	441,186	3.89%
Building & Related	445,536	3.92%
Commercial Services	561,972	4.95%
Computers – Hardware	137,480	1.21%
Computers – Networking	486,101	4.28%
Computers – Software	1,290,421	11.36%
Electrical Equipment	234,841	2.07%
Electronics Components	343,624	3.03%
Industrial Services	185,915	1.64%
Insurance	458,346	4.04%
Media	109,421	0.96%
Medical Products & Supplies	1,232,786	10.86%
Pharmaceuticals	54,196	0.48%
Railroads	15,951	0.14%
Retail- General	178,246	1.57%
Retail – Specialty	396,499	3.49%
Semiconductors	189,927	1.67%
Steel	483,552	4.26%
Telecommunications	218,481	1.92%
Tobacco Products	377,045	3.32%
Utilities – Natural Resources	431,460	3.80%
Total Equities	8,467,994	74.58%

Cash & Equivalents	511,996	4.51%
(Bank Sweep Interest Rate .40%)

US Treasury Bill (Due 02/07/23 0.00%)	2,373,474	20.91%

Total Invested Assets	$11,353,464	100.00%

The accompanying notes are an integral part of these financial statements.

7

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2022

INVESTMENT INCOME:
Dividend and Interest Income	$159,214

EXPENSES:
Investment Adviser Fees	121,797
Legal and Professional	23,021
D&O/E&O Insurance	8,443
Custodian Fees	3,375
Dues & Subscriptions	2,348
Fidelity Bond	1,307
Director’s Fees	1,200
State Income Taxes	175
Registration Fees	150
Telephone	100
Licenses & Permits	25
Total expense	161,941
Net investment loss	(2,727)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	603,559
Change in unrealized depreciation, net	(1,749,536)
Net loss on investments	(1,145,977)
CHANGE IN NET ASSETS FROM OPERATIONS	$(1,148,704)

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2022 AND 2021

	2022	2021
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,727)	$(2,695)
Net realized gain (loss) from security transactions	603,559	(106,683)
Net change in unrealized (depreciation) appreciation of investments	(1,749,536)	3,112,897
(Decrease) increase in net assets from operations	(1,148,704)	3,003,519

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	(629)
Distribution of ordinary income	0	(22,165)
Decrease in net assets from distributions to shareholders	0	(22,794)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	87,214	107,193
Reinvestment of distributions to shareholders	0	22,794
Shares Redeemed	(22,820)	(685,365)
Increase (decrease) in net assets from capital share transactions	64,394	(555,378)
TOTAL (DECREASE) INCREASE IN NET ASSETS	(1,084,310)	2,425,347

NET ASSETS:
Beginning of year	12,426,192	10,000,845
End of year	$11,341,882	$12,426,192

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2022, 2021, 2020, 2019 AND 2018

	2022	2021	2020	2019	2018

NET ASSET VALUE, beginning of year	$25.85	$19.88	$21.20	$19.59	$20.78

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss) income	(0.01)	(0.01)	0.04	0.12	0.11
Net (loss) gain on securities
both realized and unrealized	(2.37)	6.03	(1.24)	2.46	0.02

Total from investment operations	(2.38)	6.02	(1.20)	2.58	0.13

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	0.00	(0.01)	0.00	(0.87)	(1.27)
Distribution of ordinary income	0.00	(0.04)	(0.12)	(0.10)	(0.05)
Total stock dividend distributions	0.00	(0.05)	(0.12)	(0.97)	(1.32)

NET ASSET VALUE, end of year	$23.47	$25.85	$19.88	$21.20	$19.59

NET ASSETS, end of year	$11,341,882	$12,426,192	$10,000,845	$10,414,616	$9,129,793

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2022, 2021, 2020, 2019 AND 2018

	2022	2021	2020	2019	2018
RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.36%	1.37%	1.43%	1.50%	1.49%

RATIO OF NET INVESTMENT (LOSS)
INCOME TO AVERAGE NET ASSETS*	(0.02)%	(0.02)%	0.22%	0.61%	0.53%

PORTFOLIO TURNOVER RATE*	2.86%	0.71%	5.94%	16.04%	11.41%

TOTAL RETURN	(9.24)%	30.34%	(5.71)%	14.23%	0.45%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

9

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2022

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

10

ASSETS AT FAIR VALUE AS OF:

	10/31/22
	LEVEL 1	LEVEL 2
COMMON STOCKS	$8,467,994	$0
CASH & EQUIVALENTS	511,996	0
TREASURY BILL	0	2,373,474
TOTALS BY LEVEL	$8,979,990	$2,373,474

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the years ended October 31, 2022 and 2021 was as follows:

The Series made a distribution of its ordinary income of $22,165 to its shareholders on December 28, 2020, in the form of stock dividends equal to 986.224 shares of stock. The Series made a distribution of its short term capital gains of $629 to its shareholders on December 28, 2020, in the form of stock dividends equal to 27.978 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

11

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 21, 2022, the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the year ended October 31, 2022, the Series purchased $340,527 of common stock. During the same period, the Series purchased $2,372,837 in Treasury Bills. During the same period, the Series redeemed $1,357,809 of common stock. During the same period, the Series redeemed $1,300,000 in Treasury Bills.

At October 31, 2022, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $4,518,395 and the gross unrealized depreciation for all securities totaled $253,658 or a net unrealized appreciation of $4,264,737. The aggregate cost of securities for federal income tax purposes at October 31, 2022 was $6,576,731.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

12

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2022, the Fund paid investment adviser fees of $121,797.

As of October 31, 2022, the Fund had $9,529 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H- CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2020	503,065.995	$7,528,631

Shares sold during 2021	4,364.206	107,193
Shares redeemed during 2021	(27,813.453)	(685,365)
Reinvestment of Distributions, December 28, 2020	1,014.202	22,794
Balance at October 31, 2021	480,630.950	$6,973,253

Shares sold during 2022	3,495.062	87,214
Shares redeemed during 2022	(962.452)	(22,820)
Balance at October 31, 2022	483,163.560	$7,037,647

13

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

DeJoy, Knauf & Blood, LLP

Certified Public Accountants

280 East Broad Street, Suite 300

Rochester, NY 14604

Tel 585-546-1840

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of

Bullfinch Fund, Inc. - Greater Western New York Series:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Bullfinch Fund, Inc. - Greater Western New York Series (one of the series constituting the Bullfinch Fund, Inc. [the “Fund”]) as of October 31, 2022, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended.

In our opinion, the financial statements present fairly, in all material respects, the financial position of Bullfinch Fund, Inc. - Greater Western New York Series as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/DeJoy, Knauf & Blood, LLP

We have served as the auditor of Bullfinch Fund, Inc. - Greater Western New York Series since 2016.

Rochester, New York

December 21, 2022.

14

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $1,324,626	$2,384,823

Cash and Cash Equivalents	40,646

Accrued Interest and Dividends	1,671

Prepaid Expenses	185

Total Assets	2,427,325

LIABILITIES

Accrued Expenses	1,925

Due to Investment Adviser	2,181

Total Liabilities	4,106

NET ASSETS

Net Assets at October 31, 2022	$2,423,219

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$2,382,428

Total Distributable Earnings	40,791

Net Assets (Equivalent to $23.78 per share based on 101,921.618 shares of stock outstanding)	$2,423,219

The accompanying notes are an integral part of these financial statements.

15

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2022

	Shares	Historical Cost	Fair Value
Level 1 Common Stocks – 86.09%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Aerospace - 11.83%
L3Harris Technologies Inc.	500	$24,989	$123,235
Moog, Inc. Class A	637	15,976	53,986
Northrop Grumman Corp.	200	2,294	109,802
		43,259	287,023

Medical Products & Supplies – 8.73%
Bristol-Myers Squibb Co.	1,150	29,276	89,090
Integer Holdings Corp*	850	17,417	52,981
Johnson & Johnson	400	22,617	69,588
		69,310	211,659

Banking & Finance – 8.20%
Citigroup Inc.	1,600	73,288	73,376
Community Bank System	1,200	23,452	74,916
M&T Bank Corp.	300	29,839	50,511
		126,579	198,803

Utilities - Natural Resources - 6.59%
FirstEnergy Corp.	2,000	73,302	75,420
National Fuel Gas Co.	1,250	50,833	84,362
		124,135	159,782
Electrical Equipment - 6.47%
Corning, Inc.	2,200	26,502	70,774
Ultralife Corp.*	17,400	65,037	86,130
		91,539	156,904

Electronics Components – 5.66%
Astronics Corp. Class A*	7,000	40,691	64,820
Avnet, Inc.	1,800	71,690	72,342
		112,381	137,162
Retail - Specialty – 5.44%
CVS Health Corp	.600	33,591	56,820
Rite Aid Corp.*	14,400	72,179	75,168
		105,770	131,988

Commercial Services – 4.76%
Paychex, Inc.	975	25,852	115,352

Steel – 4.21%
Gilbraltar Industries Inc.*	2,000	25,111	102,160

Real Estate & Related - 4.10%
Life Storage Inc.	900	21,318	99,549

Foods & Beverages – 4.07%
Constellation Brands, Inc. Class A	400	2,509	98,832

	Shares	Historical Cost	Fair Value
Level 1 Common Stocks – 86.09%

Environmental Services – 3.23%
Harsco Corp.*	14,800	$72,649	$78,292

Automotive – 3.05%
Monro Inc.	1,550	35,604	74,013

Computers - Software – 2.90%
Oracle Corp	.900	12,070	70,263

Computers - Services – 1.89%
Computer Task Group, Inc.*	6,000	33,877	45,900

Telecommunications - 1.79%
AT&T Inc.	950	25,791	17,318
Verizon Communications Inc.	700	34,210	26,159
		60,001	43,477
Airlines - 1.57%
Southwest Airlines Co.*	1,050	19,813	38,167

Metal Fabrication & Hardware – 0.51%
Graham Corp.*	1,400	15,140	12,460

Instruments – 0.46%
Taylor Devices Inc.*	877	4,394	11,033

Office Equipment – 0.21%
Xerox Holdings Corp	350	12,742	5,121

Railroads - 0.14%
Wabtec Corporation	36	2,810	3,358

Media - 0.12%
Warner Brothers Discovery*	229	7,886	2,977

Machinery – 0.12%
Columbus McKinnon Corp.	100	2,344	2,852

Industrial Materials - 0.04%
Servotronics, Inc. *	100	937	1,011

Total Investments in Securities		1,028,030	2,088,138

Level 1 – Cash & Equivalents – 1.68%
Schwab Bank – 1.68%		40,646	40,646
Bank Sweep Interest Rate .40%

Level 2 – Short Term Instruments – 12.23%
US Treasury Bill – 12.23%		296,596	296,685
Due 02/07/23 0.00%
Total Invested Assets		$1,365,272	$2,425,469

The accompanying notes are an integral part of these financial statements.

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES OCTOBER 31, 2022

Table of Industries

Industry	Fair Value	Percent

Aerospace	$287,023	11.83%
Airlines	38,167	1.57%
Automotive	74,013	3.05%
Banking & Finance	198,803	8.20%
Commercial Services	115,352	4.76%
Computers – Services	45,900	1.89%
Computers – Software	70,263	2.90%
Electrical Equipment	156,904	6.47%
Electronics Components	137,162	5.66%
Environmental Services	78,292	3.23%
Foods & Beverages	98,832	4.07%
Industrial Materials	1,011	0.04%
Instruments	11,033	0.46%
Machinery	2,852	0.12%
Media	2,977	0.12%
Medical Products & Supplies	211,659	8.73%
Metal Fabrication & Hardware	12,460	0.51%
Office Equipment	5,121	0.21%
Railroads	3,358	0.14%
Real Estate & Related	99,549	4.10%
Retail – Specialty	131,988	5.44%
Steel	102,160	4.21%
Telecommunications	43,477	1.79%
Utilities – Natural Resources	159,782	6.59%
Total Equities	2,088,138	86.09%

Cash & Equivalents	40,646	1.68%
(Bank Sweep Interest Rate .40%)

US Treasury Bill (Due 02/07/23 0.00%)	296,685	12.23%

Total Invested Assets	$2,425,469	100.00%

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2022

INVESTMENT INCOME:
Dividend and Interest Income	$34,394
EXPENSES:
Investment Adviser Fees	26,619
Legal and Professional	2,662
Dues and Subscriptions	1,548
Custodian Fees	1,200
Director’s Fees	1,200
D&O/E&O Insurance	938
State Taxes	175
Fidelity Bond	145
Telephone	100
Registration Fees	75
Licenses & Permits	25
Total expense	34,687
Net investment loss	(293)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	40,791
Change in unrealized depreciation, net	(109,047)
Net loss on investments	(68,256)
CHANGE IN NET ASSETS FROM OPERATIONS	$(68,549)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2022 AND 2021

	2022	2021
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(293)	$(5,104)
Net realized gain from security transactions	40,791	62,800
Net change in unrealized (depreciation) appreciation of investments	(109,047)	526,156
Change in net assets from operations	(68,549)	583,852

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(62,799)	(118,270)
Distribution of ordinary income	0	(662)
Decrease in net assets from distributions to shareholders	(62,799)	(118,932)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	33,837	29,989
Reinvestment of distributions to shareholders	62,799	118,932
Shares Redeemed	0	0
Increase in net assets from capital share transactions	96,636	148,921
TOTAL (DECREASE) INCREASE IN NET ASSETS	(34,712)	613,841
NET ASSETS:
Beginning of year	2,457,931	1,844,090
End of year	$2,423,219	$2,457,931

The accompanying notes are an integral part of these financial statements.

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

FOR THE YEARS ENDED OCTOBER 31, 2022, 2021, 2020, 2019 AND 2018

	2022	2021	2020	2019	2018

NET ASSET VALUE, beginning of year	$25.09	$20.16	$23.28	$20.80	$22.23

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.00	(0.05)	0.01	0.03	(0.02)
Net (loss) gain on securities
both realized and unrealized	(0.67)	6.28	(3.10)	2.48	(0.42)

Total from investment operations	(0.67)	6.23	(3.09)	2.51	(0.44)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of capital gains	(0.64)	(1.29)	0.00	0.00	(0.93)
Distribution of ordinary income	0.00	(0.01)	(0.03)	(0.03)	(0.06)
Total stock dividend distributions	(0.64)	(1.30)	(0.03)	(0.03)	(0.99)

NET ASSET VALUE, end of year	$23.78	$25.09	$20.16	$23.28	$20.80

NET ASSETS, end of year	$2,423,219	$2,457,931	$1,844,090	$2,084,120	$1,851,110

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)

FOR THE YEARS ENDED OCTOBER 31, 2022, 2021, 2020, 2019 AND 2018

	2022	2021	2020	2019	2018

RATIO OF EXPENSES
TO AVERAGE NET ASSETS*	1.44%	1.52%	1.54%	1.53%	1.61%

RATIO OF NET INVESTMENT (LOSS)
INCOME TO AVERAGE NET ASSETS*	(0.01)%	(0.22)%	0.03%	0.12%	(0.08)%

PORTFOLIO TURNOVER RATE*	10.00%	0.00%	5.61%	0.01%	2.32%

TOTAL RETURN	(2.81)%	31.73%	(13.30)%	12.11%	(2.15)%

* Per share amounts calculated using the average shares method

The accompanying notes are an integral part of these financial highlights.

19

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2022

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value. The treasury bill is valued based on the rates currently offered for treasury bills of similar maturities.

20

ASSETS AT FAIR VALUE AS OF:

	10/31/22
	LEVEL 1	LEVEL 2
COMMON STOCKS	$2,088,138	$0
CASH & EQUIVALENTS	40,646	0
TREASURY BILL	0	296,685
TOTALS BY LEVEL	$2,128,784	$296,685

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the years ended October 31, 2022 and 2021 was as follows: The Series made a distribution of its long term capital gains of $62,799 to its shareholders on December 27, 2021 in the form of stock dividends equal to 2,545.558 shares of stock. The Series made a distribution of its ordinary income of $662 to its shareholders on December 28, 2020 in the form of stock dividends equal to 29.561 shares of stock. The Series made a distribution of its long term capital gains of $118,270 to its shareholders on December 28, 2020 in the form of stock dividends equal to 5,279.914 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 21, 2022, the date of issuance of these financial statements.

21

NOTE C – INVESTMENTS

For the year ended October 31, 2022, the Series purchased $386,269 of common stock. During the same period, the Series purchased $296,596 in Treasury Bills. During the same period, the Series redeemed $240,590 of common stock. During the same period, the Series redeemed $350,000 in Treasury Bills.

At October 31, 2022, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $1,106,356 and the gross unrealized depreciation for all securities totaled $46,159, or a net unrealized appreciation of $1,060,197. The aggregate cost of securities for federal income tax purposes at October 31, 2022 was $1,324,626.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the year ended October 31, 2022, the Fund paid investment adviser fees of $26,619.

As of October 31, 2022, the Fund had $2,181 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of October 31, 2022, three of the Series’ shareholders of record owned 50% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

Note G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2020	91,457.336	$1,255,787

Shares sold during 2021	1,188.020	29,989
Shares redeemed during 2021	0	0
Reinvestment of Distributions, December 28, 2020	5,309.475	118,932
Balance at October 31, 2021	97,954.831	$1,404,708

Shares sold during 2022	1,421.229	33,837
Shares redeemed during 2022	0	0
Reinvestment of Distributions, December 27, 2021	2,545.558	62,799
Balance at October 31, 2022	101,921.618	$1,501,344

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ADDITIONAL INFORMATION

EXPENSE TABLE	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses Paid
ACTUAL	5/1/22	10/31/22	Expense Ratio	During Period+
Unrestricted Series	$1,000.00	$960.20	1.36%	$6.61
Greater Western New York Series	1,000.00	998.30	1.44%	$7.13
HYPOTHETICAL++
Unrestricted Series	1,000.00	1,025.00	1.36%	$6.88
Greater Western New York Series	1,000.00	1,025.00	1.44%	$7.63

+ Expenses are equal to each Series’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365.

++ Assumes annual return of 5% before expenses.

All mutual funds have operating expenses. As a shareholder of the Fund, you incur operating expenses including investment advisory fees, regulatory fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2022 to October 31, 2022).

The Expense Table illustrates your Fund’s costs in two ways.

●	ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that would have been paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.

●	HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case - because the return used is not your Fund’s actual return – the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Fund’s SAI includes additional information about the Fund’s Directors, and is available without charge, by calling (585) 624-3150 or 1-888-BULLFINCH. Each director may be contacted by writing to the director c/o Bullfinch Fund, Inc. 3909 Rush Mendon Road, Mendon, New York 14506.

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The directors and officers of the Fund are:

NAME, AGE ADDRESS	POSITON(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED IN FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIR- RECTORSHIPS HELD BY DIRECTOR

INTERESTED PERSONS

Christopher Carosa, 62	President;	Term of Office: N/A	President, Founder	2	N/A
2 Lantern Lane	Director;	Length of Time	Carosa Stanton Asset Management, LLC
Honeoye Falls,	Chairman of	Served: Since 1997	President, Director
New York 14472	Board; Chief Compliance Officer	and Chairman of the Board, Bullfinch Fund, Inc.

Catarina L Carosa, 27	Vice President	Term of Office: N/A	Vice President &	2	N/A
2 Lantern Lane		Length of Time	Research Associate Carosa Stanton Asset Management
Honeoye Falls NY 14472		Served: Since 2019	Vice President, Bullfinch Fund Inc.
Graduate Student, Duke University
Senior Research Assistant, Butler Hospital
Research Assistant, Youth Risk & Resilience Lab, University
Of Rochester

Betsy Kay Carosa, 62	Corporate	Term of Office: N/A	Office Manager	2	N/A
2 Lantern Lane	Secretary	Length of Time	Carosa Stanton Asset Management, LLC
Honeoye Falls, NY 14472		Served: Since 1997	Corporate Secretary, Bullfinch Fund, Inc.

Peter S. Carosa, 25	Director	Term of Office: N/A	Design Engineer	2	N/A
2 Lantern Lane		Length of Time	Bergmann
Honeoye Falls NY 14472		Served: Since 2019

INDEPENDENT DIRECTORS

Patrick Borrelli,54	Director; Audit	Term of Office: N/A	Sr. Equipment Engineer	2	N/A
8 Dixon Woods	Committee	Length of Time	Mosaic Micro Systems
Honeoye Falls NY 14472		Served: Since 2020	Manager Test & Integration
L3Harris

Bryan D. Hickman, 77	Director; Audit	Term of Office: N/A	Co Founder, Vice Chairman	2	N/A
6233 Bopple Hill Road	Committee	Length of Time	E3 Rochester
Naples, NY 14512		Served: Since 2008

Lois Irwin, 70	Director	Term of Office: N/A	President	2	N/A
33 Oak Meadow Trail		Length of Time	EZaccessMD
Pittsford, NY 14534		Served: Since 2006

William E.J. Martin, 62	Director	Term of Office: N/A	Managing Member,	2	N/A
4410 Woodlawn Ave. N		Length of Time	Chipman & Martin, LLC
Seattle, WA 98103		Served: Since 1997

William Merman, 39	Director	Term of Office: N/A	Business Development Manager	2	N/A
304 Bedford Ave		Length of Time	KYKLO
Buffalo, NY 14216		Served: Since 2019	Business Development Manager
Wachter, Inc.
Business Development Manager
Alleyoop

Michael W. Reynolds, 62	Director	Term of Office: N/A	Marketing Consultant	2	N/A
203 Randwood Drive		Length of Time	Mike Reynolds Marketing Resources
Getzville, NY 14068		Served: Since 2000

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PROXY VOTING GUIDELINES

Carosa Stanton Asset Management, LLC, the Fund’s Investment Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and the voting record during the most recent 12 month period ending June 30th is available without charge, upon request, by calling (585) 624-3150 or 1-888-BULLFINCH. The Fund’s Forms N-PX is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PX may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

LIQUIDITY RISK MANAGEMENT

The Fund has adopted a Liquidity Risk Management Program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. The Board has approved the designation of Carosa Stanton Asset Management, LLC (the “Adviser”), the investment adviser to the Fund, as the program administrator for the Program. The Adviser has reviewed the adequacy and effectiveness of the Program’s implementation with respect to the Fund. The information and factors included, among other things: (i) the liquidity risk framework used to assess, manage and periodically review the Fund’s liquidity, and the results of this assessment; (ii) the inputs used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy is appropriate for an open-end mutual fund; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that neither Fund required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Series’ of the Fund had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investments significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi)information regarding shareholder concentration in each Fund. The Report also noted that no changes were made to the Program. Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was designed to assess and manage the Fund’s liquidity risk. RISK ASSESSMENT: As there have been no changes in this area, the risk remains the same – very low.

DISCLOSURE REGARDING THE BOARD OF BOARD’S APPROVAL OF THE INVESTMENT ADVISORY CONTRACT

At the Board’s Annual Meeting, the Independent Board of the Board met separately to discuss the Adviser and reported the conclusions to the Board. In determining whether to renew the Management and Investment Advisory Agreements between the Fund and Carosa Stanton Asset Management, LLC, (the Adviser), the Board of Board requested, and the Adviser provided information relevant to the Board’s consideration. Among the factors the Board considered were:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER

The Board reviewed the nature, quality and scope of current and anticipated services provided by the Investment Adviser under the Advisory Agreement. The Board also analyzed the Investment Adviser’s experience and the capabilities of the Investment Adviser’s portfolio manager. For example, the Board reviewed and discussed the Investment Advisor’s Form ADV and internal compliance policies, as well as the experience of the Investment Adviser as investment adviser or sub-adviser to other investment portfolios. In addition to the above considerations, the Board reviewed and considered a description of the Investment Adviser’s portfolio and brokerage transactions. Based on this review, the Board concluded that the range and quality of services to be provided by the Investment Adviser to the Fund were appropriate and continued to support its original selection of the Investment Adviser.

INVESTMENT PERFORMANCE

The Board considered the Adviser’s investment performance during its tenure managing this Fund. The Trustees considered year-to-date performance along with annual performances for 1, 5, and 10 year(s) as well as performance since inception. Greatest emphasis is placed on the long-term investment performances. As of 12/31/21 the Investment Adviser has outperformed the benchmarks in all periods. The Board tried to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Value whenever this information was attainable without charge to the Fund. Based on this review, the Board concluded that the current and historical performance of the Fund, as managed by the Investment Adviser, was satisfactory.

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COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Board discussed the advisory fee along with the Fund’s other expenses as they relate to the Fund’s total expense rate. This expense ratio was compared to Investopedia which reported (April 20, 2021) average expense ratios for Large Cap (1.25%) and Small-Cap (1.40%). The Board noted the Fund was smaller than the average fund. Based on this review, the Board concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Board considered the level of profits that could be expected to accrue to the Investment Adviser from the fee payable under the Advisory Agreement. Based on this review, the Board concluded that the Fund’s advisery fee is competitive with those of comparable funds and that the Investment Adviser’s profit margin was reasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.

CONCLUSIONS

Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Management Agreements are fair and reasonable and the Board voted to renew the Agreements.

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